SCHEDULE 14A
                                (RULE 14a - 101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant   [ X ]

Filed by a Party other than the Registrant   [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential,  for  use of the  Commission  Only  (as  permitted  by Rule
       14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to rule 240.14a-11(c) or rule 240.14a-12

                             1st Source Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                             1st Source Corporation
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
       (1) Title of each class of securities to which transaction applies:

       ------------------------------------------------------------------------
       (2) Aggregate number of securities to which transaction applies:

       ------------------------------------------------------------------------
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       ------------------------------------------------------------------------
       (4) Proposed maximum aggregate value of transaction:

       ------------------------------------------------------------------------
       (5) Total fee paid:

       ------------------------------------------------------------------------
[   ]  Fee paid previously with preliminary materials.
[   ]  Check box if any part of the fee is offset as provided  by  Exchange  Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1) Amount Previously Paid:

       ------------------------------------------------------------------------
       (2) Form, Schedule or Registration Statement No.:

       ------------------------------------------------------------------------
       (3) Filing Party:

       ------------------------------------------------------------------------
       (4) Date Filed:

       ------------------------------------------------------------------------

                                                 [1st Source Corporation Logo]
                                                   100 North Michigan Street
                                                   Post Office Box 1602
                                                   South Bend, Indiana 46634



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              AND PROXY STATEMENT

TO THE SHAREHOLDERS OF 1st SOURCE CORPORATION:

The Annual Meeting of the Shareholders of 1st Source Corporation will be held at the 1st Source Center, 4th Floor Boardroom, 100 North Michigan Street, South Bend, Indiana, on April 18, 2000, at 10:00 a.m. local time, for the purpose of considering and voting upon the following matters:

    1. ELECTION OF DIRECTORS. Election of one director for a term expiring in 2001 and four directors for terms expiring in 2003.

    2. OTHER BUSINESS. Such other matters as may properly come before the meeting or any adjournment thereof.

    Shareholders of record at the close of business on February 14, 2000, are entitled to vote at the meeting.

By Order of the Board of Directors

Vincent A. Tamburo
Secretary

South Bend, Indiana
March 15, 2000



--------------------------------------------------------------------------------
     PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY
        IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY,
                         NEVERTHELESS, VOTE IN PERSON.
--------------------------------------------------------------------------------

                                                 [1st Source Corporation Logo]
                                                   100 North Michigan Street
                                                   Post Office Box 1602
                                                   South Bend, Indiana 46634



                                PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of 1st Source Corporation ("1st Source"), to be held on April 18, 2000, at 10:00 a.m. local time, at the 1st Source Center, 4th Floor Boardroom, South Bend, Indiana. Only Shareholders of record at the close of business on February 14, 2000, will be eligible to vote at the Annual Meeting. The voting securities of 1st Source consist only of Common Stock, of which 19,043,741 shares were outstanding on the record date. Each Shareholder of record on the record date will be entitled to one vote for each share. Cumulative voting is not authorized. The approximate date for making available this Proxy Statement and the form of proxy to Shareholders is March 15, 2000. With respect to each matter to be acted upon at the meeting, abstentions on properly executed proxy cards will be counted for determining a quorum at the meeting; however, such abstentions and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will not be counted in calculating voting results on those matters for which the shareholder has abstained or the broker has not voted.

    The cost of solicitation of proxies will be borne by 1st Source. In addition to the use of mails, proxies may be solicited through personal interview, telephone, and telegraph by directors, officers and regular employees of 1st Source without additional remuneration therefor.

                                  REVOCABILITY

    Shareholders may revoke their proxies at any time prior to the meeting by giving written notice to Vincent A. Tamburo, Secretary, 1st Source Corporation, Post Office Box 1602, South Bend, Indiana 46634, or by voting in person at the meeting.

                        PERSONS MAKING THE SOLICITATION

This solicitation is being made by the Board of Directors of 1st Source.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Ownership of beneficial owners of more than 5% of the Common Stock outstanding at February 14, 2000:

Name and Address                Type of Ownership      Amount       % of Class
----------------                -----------------      ------       ----------
Ernestine M. Raclin (1)            Indirect(2)        5,697,967      29.92 %
100 North Michigan Street                             =========      =======
South Bend, IN  46601

Christopher J. Murphy III            Direct             593,876       3.12 %
100 North Michigan Street
South Bend, IN  46601              Indirect(3)        1,340,357       7.04 %
                                                      ---------      -------
                                      Total           1,934,233      10.16 %
                                                      =========      =======

1st Source Bank as Trustee           Direct           1,092,006       5.73 %
for the 1st Source                                    =========      =======
Corporation Employees'
Profit Sharing Plan and Trust

(1) Mrs. Raclin is the mother-in-law of Mr. Murphy.

(2) Owned indirectly by Mrs. Raclin who disclaims beneficial ownership thereof. Most of these securities are held in trust. While Mrs. Raclin is an income beneficiary of many of these trusts, the ultimate benefit and ownership will reside in her children and grandchildren.

(3) Owned indirectly by Mr. Murphy who disclaims beneficial ownership thereof. The securities are held by Mr. Murphy's wife and children, or in trust for the benefit of his wife and children. Mr. Murphy is not a current income beneficiary of most of the trusts.

            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

The Board of Directors knows of no matters to come before the Annual Meeting other than the matters referred to in this Proxy Statement. However, if any other matters should properly come before the meeting, the persons named in the enclosed proxy intend to vote in accordance with their best judgment. No director, nominee for election as director, nor officer of 1st Source has any special interest in any matter to be voted upon other than election to the Board of Directors. Directors, officers, and voting trustees have indicated that they intend to vote for all directors as listed in Proposal Number 1.

        PROPOSAL NUMBER 1: ELECTION OF DIRECTORS AND EXECUTIVE OFFICERS

The last Shareholders' meeting at which directors were elected was held on April 15, 1999. At that meeting, 93% of the shares outstanding were represented in person or by proxy. Directors were voted upon separately. All directors received a majority of the votes cast.

The Board of Directors is divided into three (3) groups of directors whose terms expire at different times. At this meeting, one (1) director is to be elected for a term expiring in 2003 and four (4) directors are to be reelected, one for a term expiring in 2001 and three for terms expiring in 2003, or until the qualification and election of a successor. Directors will be elected by a plurality of the votes cast. The following information is submitted for each nominee as well as each director and each non-director executive officer continuing in office.

                                                                                           Beneficial Ownership
                                                                                          of Equity Securities(1)
                                                                                          -----------------------
                                                                               Year
                                                                             in Which
                                                                            Directorship   Common        % of
Name                        Age        Principal Occupation(3)                Assumed      Stock(2)      Class
----                        ---        -----------------------                -------      --------      -----
                           NOMINEE FOR ELECTION TO THE BOARD OF DIRECTORS

Term Expiring in April, 2003

Claire C. Skinner            45        Chairman of the Board and                              1,210        *
                                       Chief Executive Officer,
                                       Coachmen Industries, Inc.
                                       (recreational vehicle and
                                       modular home manufacturer)


                           NOMINEES FOR REELECTION TO THE BOARD OF DIRECTORS

Term Expiring in April, 2001

Paul R. Bowles               62        Former Vice President,                   1988          9,900        *
                                       Corporate Development,
                                       Clark Equipment Company
                                       (off-highway components
                                       and construction machinery
                                       manufacturing)

Terms Expiring in April, 2003

Rev. E. William
Beauchamp, C.S.C             57        Executive Vice President,                1989            557        *
                                       University of Notre Dame

William P. Johnson           57        Chief Executive Officer,                 1996            881        *
                                       Goshen Rubber Co.,  Inc.
                                       (rubber and plastic parts
                                       manufacturer); Director,
                                       Coachmen Industries, Inc.

Richard J. Pfeil             67        Chairman and President,                  1971         31,303        *
                                       Koontz-Wagner Electric
                                       Company, Inc. (electrical
                                       equipment installer and
                                       supplier)

                                                                                           Beneficial Ownership
                                                                                          of Equity Securities(1)
                                                                                          -----------------------
                                                                               Year
                                                                             in Which
                                                                            Directorship   Common        % of
Name                        Age        Principal Occupation(3)                Assumed      Stock(2)      Class
----                        ---        -----------------------                -------      --------      -----
                           DIRECTORS CONTINUING IN OFFICE

Terms Expiring in April, 2001

Daniel B. Fitzpatrick        42        Chairman, President,                     1995         20,744        *
                                       Chief Executive Officer
                                       and Director, Quality
                                       Dining, Inc. (quick
                                       service and casual dining
                                       restaurant operator)

Wellington D. Jones III      55        Executive Vice President,                1998        193,959        1.02%
                                       1st Source Corporation,
                                       and President and Chief
                                       Operating Officer, 1st Source
                                       Bank; prior thereto, Executive
                                       Vice President, 1st Source
                                       Corporation and 1st Source
                                       Bank

Dane A. Miller, Ph.D.        54        President, Chief Executive               1987         17,056        *
                                       Officer and Director,
                                       Biomet, Inc. (medical
                                       products and technology)

Terms Expiring in April, 2002

Lawrence E. Hiler            54        Chairman, Hiler Industries               1992          1,965        *
                                       (metal castings)

Rex Martin                   48        Chairman, President and                  1996          1,512        *
                                       Chief Executive Officer,
                                       NIBCO, Inc. (copper and
                                       plastic plumbing parts
                                       manufacturer)

                                       4

                                                                                           Beneficial Ownership
                                                                                          of Equity Securities(1)
                                                                                          -----------------------
                                                                               Year
                                                                             in Which
                                                                            Directorship   Common        % of
Name                        Age        Principal Occupation(3)                Assumed      Stock(2)      Class
----                        ---        -----------------------                -------      --------      -----

Christopher J. Murphy III    53        Chairman of the Board,                   1972      1,934,233       10.16%
                                       President, and Chief
                                       Executive Officer, 1st Source
                                       Corporation; Chairman of
                                       the Board and Chief Execu-
                                       tive Officer,  1st Source Bank; prior
                                       thereto,    President    and    Chief
                                       Executive    Officer,    1st   Source
                                       Corporation  and 1st Source Bank; and
                                       Director, Quality Dining, Inc.

Timothy K. Ozark             50        Chairman and Chief Executive             1999          1,500        *
                                       Officer, Aim Financial Corpora-
                                       tion (mezzanine funding and
                                       leasing); President and Chief
                                       Executive Officer, TKO Finance
                                       Corporation (lender to financial
                                       services and manufacturing
                                       companies)

                           NON-DIRECTOR EXECUTIVE OFFICERS

Richard Q. Stifel            58        Executive Vice President,                             80,962        *
                                       1st Source Bank

Allen R. Qualey              47        President and Chief Operating                         55,413        *
                                       Officer, Specialty Finance
                                       Group, 1st Source Bank; prior
                                       thereto, Executive Vice President
                                       and Senior Vice President

Vincent A. Tamburo           65        Senior Vice President, General                        63,680        *
                                       Counsel and Secretary, 1st Source
                                       Corporation and 1st Source Bank

Larry E. Lentych             53        Senior Vice President,                                52,328        *
                                       Treasurer and Chief Financial
                                       Officer, 1st Source Corporation
                                       and 1st Source Bank

All Directors and Executive Officers as a Group (16 persons)                              2,467,203       12.96%

* Represents holdings of less than 1%.

(1) Based on information furnished by the directors and executive officers as of February 14, 2000.

(2) The amounts shown include shares of Common Stock held directly or indirectly in the following amounts by the spouse and other family members of the immediate household of the following director, who disclaims beneficial ownership of such securities: Christopher J. Murphy III, 1,340,357 shares. Voting authority for 958,146 shares owned beneficially by Mr. Murphy is vested in 1st Source Bank as Trustee for various family trusts. Investment authority for those shares is held by 1st Source Bank as Trustee of the underlying trusts.

(3) The principal occupation represents the employment for the last five years for each of the named directors and executive officers. Directorships presently held in other registered corporations are also disclosed.

Directors and officers of 1st Source and their associates were customers of and had transactions with 1st Source and its subsidiaries in the ordinary course of business during 1999; additional transactions are expected to take place in the ordinary course of business in the future. All outstanding loans and commitments were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility, or present other unfavorable features. Credit underwriting procedures followed were no less stringent than those for comparable transactions with other borrowers.

                                BOARD COMMITTEES

1st Source and its major subsidiary, 1st Source Bank, share the following permanent committees made up of board members of both organizations. Executive, Audit, Human Resources and Executive Compensation Committee members are appointed annually after the Annual Meeting of Shareholders.

EXECUTIVE COMMITTEE -- Members of the Executive Committee were Christopher J. Murphy III, Chairman; Paul R. Bowles, Philip J. Faccenda, Daniel B. Fitzpatrick, Rex Martin, and Richard J. Pfeil. The committee did not meet in 1999. The committee has the power to act for the Board of Directors between Board meetings subject to certain statutory limitations. The committee also carries out the functions of the Nominating Committee and will consider nominees for election to the Board of Directors recommended by Shareholders, if submitted in writing at least 120 days prior to the next Annual Meeting to be held on or about April 15 , 2001. Nominations should be addressed to the attention of the Chairman, Executive Committee, c/o 1st Source Corporation.

AUDIT COMMITTEE -- Members of the Audit Committee were William P. Johnson, Chairman; Rev. E. William Beauchamp, Philip J. Faccenda, Rex Martin, Dane A. Miller, Timothy K. Ozark and Richard J. Pfeil, 1st Source Directors; H. Thomas Jackson, John T. Phair and Elmer H. Tepe, 1st Source Bank Directors. The committee held three meetings in 1999. The function of the Audit Committee is to select the Company's outside independent accountants and to review the scope and results of the audits by the internal audit staff and the independent accountants. The committee also reviews the adequacy of the accounting and financial  controls  and  presents  the results to the Board of  Directors  with respect to accounting practices and internal procedures. It also makes recommendations for improvements in such procedures.

HUMAN RESOURCES  COMMITTEE-- Members of the Human Resources Committee were Terry
L. Gerber, 1st Source Bank Director, Chairman; Paul R. Bowles, Daniel B. Fitzpatrick, and Lawrence E. Hiler, 1st Source Directors; Ann M. Hillman, Hollis
E. Hughes, Jr., Craig A. Kapson, David L. Lerman and Mark D. Schwabero, 1st Source Bank Directors. The committee held three meetings in 1999. The purpose of the committee is to establish wage and benefit policies for 1st Source and its subsidiaries and to approve individual salary and benefit plans for the senior officers of 1st Source Bank.

EXECUTIVE COMPENSATION COMMITTEE-- Members of the Executive Compensation Committee were Philip J. Faccenda, Chairman; Paul R. Bowles, Rex Martin and Richard J. Pfeil. The committee held two meetings in 1999. The Executive Compensation Committee determines compensation for senior management personnel, reviews the Chief Executive Officer and manages the company's stock plans.

MEETINGS OF THE BOARD OF DIRECTORS AND DIRECTORS' COMPENSATION-- The Board of Directors held six meetings in 1999. Incumbent directors who attended fewer than 75% of the aggregate total meetings of the Board of Directors and all committees of the board of 1st Source on which they served were Rev. E. William Beauchamp and William P. Johnson. Directors receive fees in the amount of $6,000 per year, and $350 per board meeting and committee meeting attended. Committee chairpersons receive $400 per meeting. Total fees paid in 1999 were $156,550.

                       REMUNERATION OF EXECUTIVE OFFICERS

The following tables set forth all aggregate remuneration accrued by 1st Source and its subsidiaries for 1999 for 1st Source's chief executive officer and each of 1st Source's other four most highly compensated executive officers.

                                                    SUMMARY COMPENSATION TABLE

                                                      Annual                                     Long-Term
                                                   Compensation                                 Compensation
             (A)                    (B)         (C)           (D)            (E)            (F)            (G)           (H)
                                                                                         Securities
                                                                         Other Annual    Underlying        LTIP       All Other
Name and Principal Position(1)      Year       Salary       Bonus (2)    Compensation   Options (#Sh)   Payouts(2)  Compensation(3)
------------------------------      ----       ------       ---------    ------------   -------------   ----------  ---------------
Christopher J. Murphy III           1999      $492,308    $1,022,493       $21,733               -       $237,863     $108,558
Chairman, President & CEO,          1998       461,592       891,780        25,680         110,000        243,151      133,716
1st Source, and Chairman            1997       414,515       633,405        25,190               -        217,463       13,989
& CEO, 1st Source Bank

Wellington D. Jones III             1999       259,553        45,357        16,179               -         81,234       14,544
Executive Vice President            1998       249,335        59,500        10,953          55,000         78,120       14,544
1st Source, and President           1997       202,145       656,613         6,190               -         70,826       13,989
& COO, 1st Source Bank

Allen R. Qualey                     1999       180,538        50,209         3,346               -         47,607       14,544
President and COO,                  1998       173,077        46,350         2,809          55,000         41,787       14,544
Specialty Finance Group,            1997       145,385        34,050         2,536          12,100         36,278       13,989
1st Source Bank

Richard Q. Stifel                   1999       174,035        23,404         4,515               -         45,336       14,544
Executive Vice President            1998       169,610        24,875         4,246          33,000         47,549       14,544
1st Source Bank                     1997       152,461       207,505         4,133               -         43,771       13,989

Larry E. Lentych                    1999       139,510        21,115         1,746               -         31,561       14,279
Senior Vice President,              1998       135,890        26,850         1,634          33,000         47,354       12,968
Treasurer and CFO,
1st Source and 1st Source Bank

                                       8

(1) Mr. Murphy, Mr. Jones, Mr. Qualey, Mr. Stifel, and Mr. Lentych (the "Executives") signed Employment Agreements (the "Agreements") in April 1998. Mr. Murphy's Agreement provides for a $525,000 base salary, with annual increases of not less than 5% and cash bonus payments based on a formula computed in a manner similar to the awards to executives under the Executive Incentive Plan and Long-Term Executive Award Program. Under the other four Agreements Mr. Jones, Mr. Qualey, Mr. Stifel and Mr. Lentych will receive base salaries of $250,000, $175,000, $165,000 and $135,000, respectively, with annual increases as may be determined by 1st Source, and cash and stock bonuses determined under the Executive Incentive Plan and the Long-Term Executive Award Program. The Agreements permit gross- up payments necessary to cover possible excise tax payments by the Executives and to reimburse the Executives for legal fees that might be expended in enforcing the Agreements' provisions or contesting tax issues relating to the Agreements' parachute provisions. Mr. Murphy's Agreement is a five-year agreement which is extended from year to year unless either party gives notice not to extend. The Agreements for Mr. Jones, Mr. Qualey, Mr. Stifel, and Mr.
    Lentych expire on December 31 of the years 2003, 2003, 2001, and 2001, respectively. In each case their Agreement will be extended from year to year thereafter unless either party gives notice not to extend. If any of the Executives terminate employment because of any adverse change in their status, he will continue to receive his base salary for a period of twelve months after his termination. If any of the Executives terminate employment within one year of a change in control (which term includes any third party which becomes beneficial owner of 50%, or in the case of Mr. Murphy, 20%, or more of the outstanding stock of 1st Source, the election of a majority of new directors in connections with a sale, merger, other business combination or contested Board of Directors election, or any approval of any transaction which results in a disposition of substantially all of the assets of 1st Source), he will receive severance pay in cash equal to 2.99 times his "Annualized Includable Compensation" (as defined under the Internal Revenue Code of 1986, as amended.) The Agreements also include restrictive covenants which provide, among other things, that the Executives not compete with 1st Source in bank or bank-related services within certain designated counties of Indiana or divulge confidential information or trade secrets for a twenty-four month period after termination of employment. In the event of disability, the Executives will receive their base salary for up to one year, in addition to other disability programs in effect for all officers of 1st Source. Additionally, 1st Source has entered into a split-dollar life insurance agreement with Mr. Murphy which insures the lives of Mr. Murphy and his wife for $10.2 million.

(2) 1st Source has an Executive Incentive Plan (the "Plan") and a Performance Compensation Plan which are administered by the Executive Compensation Committee (the "Committee") of the Board. Awards under the Plan consist of cash and "Book Value" shares of Common Stock. "Book Value" shares are awarded annually on a discretionary basis and are subject to forfeiture over a period of five (5) years. The Plan shares may only be sold to 1st Source, and such sale is mandatory in the event of death, retirement, disability or termination of employment. 1st Source may terminate or extend the Plan at any time. During February 1996 and March 1991, 1st Source granted special long-term incentive awards (the "Awards") to participants in the Executive Incentive Plan administered by the Committee. The 1996 Award was granted for the attainment of the company's long-term goals for 1995 which were set in 1990. The 1991 Award was granted for the attainment of the company's long-term return on assets goal for 1990, set in 1986. Both Awards were split between cash and 1st Source Common Stock valued at the market price at the time of the award. Such shares are subject to forfeiture over a period of ten (10) years. The first 10% of these shares was vested at the grant of the Award. Subsequent vesting requires (i) the participant to remain an employee of 1st Source and (ii) that 1st Source be profitable on an annual basis based on the determination of the Committee.

1st Source also has a Restricted Stock Award Plan (the "Restricted Plan") for key employees. Awards under the Restricted Plan are made to employees recommended by the Chief Executive Officer and approved by the Committee. Shares awarded under the Restricted Plan are subject to forfeiture over a ten (10) year period. Vesting is based upon meeting certain criteria, including continued employment by 1st Source.

The bonus amounts represent the annual cash awards under the Plan, the 1998 Performance Compensation Plan and other cash bonuses. Vested stock under the Plan, the Awards and the Restricted Plan is included in the LTIP Payouts column. The value placed on "Book Value" shares is the book value per share as of December 31 of each year. The value placed on market value shares is market value as of December 31 of each year. Mr. Murphy receives this vested amount in cash.

Unvested stock holdings under the Plan, the Awards and the Restricted Plan as of December 31, 1999, are as follows:

                            Book Value    Market Value    Calculated
Name                          Shares         Shares          Value
----                        ----------    ------------    ----------
Christopher J. Murphy III     32,576         5,210         $542,011
Wellington D. Jones III       12,268         1,413          190,393
Allen R. Qualey               11,036         1,030          165,245
Richard Q. Stifel              5,933           947           98,668
Larry E. Lentych               5,143           614           80,358


(3) For 1999 and 1998 Mr. Murphy's amount in the "All Other Compensation" column includes $94,014 and $119,172 for the current value on an actuarial basis of his split-dollar life insurance agreement. All other amounts reported in the "All Other Compensation" column represent 1st Source contributions to defined contribution retirement plans.


             EXECUTIVE INCENTIVE PLAN -- AWARDS IN LAST FISCAL YEAR

                                      Number of            Performance
                                      Book Value          Period Until
Name                                   Shares(1)            Payout(2)
----                                  ----------          ------------
Christopher J. Murphy III               10,149               5 years
Wellington D. Jones III                  3,589               5 years
Allen R. Qualey                          3,973               5 years
Richard Q. Stifel                        1,852               5 years
Larry E. Lentych                         1,671               5 years


(1)   Mr. Murphy will receive his vested awards in cash.

(2) Vesting of awards is tied to 1st Source achieving an 8% annual increase in net income over the next five years. Twenty percent (20%) of the award vests each year based on attaining the performance.

                             PENSION PLAN BENEFITS

Annual pension benefits payable to executive officers under annuity contracts received from the terminated Pension Plan are as follows:

                                          Annual Pension
      Name                                   Benefits
      ----                                --------------
      Christopher J. Murphy III              $17,078
      Wellington D. Jones III                  6,694
      Richard Q. Stifel                        3,879
      Larry E. Lentych                         4,827


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 1999, Mr. Murphy served as a member of the compensation committee of Quality Dining, Inc. Director Fitzpatrick is an executive officer of Quality Dining, Inc.

                    EXECUTIVE COMPENSATION COMMITTEE REPORT

1st Source  officers are reviewed  annually by their immediate  supervisor.  The
review  includes  assessment  of  management   performance  and  achievement  of
individual, group, and company goals.

The performance review is a normal part of 1st Source's Salary Administration Program. All positions are rated and placed in a salary range. Annually, with our approval, management establishes a salary performance grid that sets the range of merit increases that may be given to officers depending on their review and their respective position (lower, middle or upper third) in their respective salary range.

The categories of performance under the Company's review program are:

        - Substantially and consistently  exceeds job requirements;
        - Often exceeds job  requirements;
        - Meets and sometimes  exceeds job  requirements;
        - Meets some job requirements, improvement is required; and
        - Does not meet minimal job requirements.

Management awards salary increases as determined under the guidelines of the Salary Administration Program in conformance with the salary performance grid in effect for the year and the annual budget.

All of the officers reported herein, including Mr. Murphy, are under the 1st Source Salary Administration Program. In his case, he is evaluated by us against a series of objectives set in the Company's annual budget plan and in its long-term strategic plan as annually approved by our full Board. In January, 2000, we reviewed Mr. Murphy's salary. We reviewed his performance against the Company's 1999 Plan and his progress toward achieving the Company's long-term plan. The Company had again exceeded its quantitative and qualitative objectives in 1999. We determined that Mr. Murphy's performance "substantially and consistently exceeds job requirements," and he was therefore eligible to receive a 6% to 8% base salary increase. We determined it to be in the best interest of the Company to increase Mr. Murphy's salary to $525,000 effective March, 2000.

Bonuses under 1st Source's Executive Incentive Plan are determined annually following the close of the year. The bonus is calculated based on the officer's "partnership level" adjusted for the Company's performance relative to plan and for the individual's performance relative to weighted objectives set at the beginning of the year. In Mr. Murphy's case, the base bonus calculation is 25% of his salary. For each 1% that the company varies from its profit plan for the year, the base bonus is adjusted up or down by 2.5%.

Once the base bonus is calculated, an officer can receive 100% to 300% of the amount depending on their individual performance. As with all Executive
Incentive Plan participants, the reviewer assesses performance relative to an agreed upon set of objectives. In Mr. Murphy's case, these are the annual business objectives and the Company's long-term goals as approved by the Board. In 1999, the Company continued the expansion of its branch network, generally exceeded its annual financial goals and generally met its qualitative objectives. Accordingly, Mr. Murphy was awarded a bonus of $256,564 for 1999's performance.

Under the Company's Executive Incentive Plan, 50% of the Executive Incentive Plan bonus will be paid in cash in March 2000 to Mr. Murphy. The other 50% is subject to forfeiture over the next five (5) years. The forfeiture lapses ratably for each year Mr. Murphy remains with the Company and for each year or period of years the Company grows its net income by a minimum of 8% per year. During this period, the "at risk" portion of the bonus is delineated in book value stock but is paid in cash to Mr. Murphy as the forfeiture lapses. The Company's Executive Incentive Program limits bonuses, at time of award, to 75% of salary.

In addition, the Executive Compensation Committee awarded Mr. Murphy a cash bonus of $894,211 under the 1998 Performance Compensation Plan approved by the shareholders and based on goals established by us at the beginning of 1999. This bonus was awarded in recognition of 1st Source's achievement of those goals, as well as 1st Source's continued excellent financial performance in comparison with its peer bank holding companies.

                        EXECUTIVE COMPENSATION COMMITTEE

                          Philip J. Faccenda, Chairman
                                 Paul R. Bowles
                                   Rex Martin
                                Richard J. Pfeil

                       OPTION GRANTS IN LAST FISCAL YEAR

There have been no option grants to executive officers in the last fiscal year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND DECEMBER 31, 1999 OPTION VALUES

          (a)                     (b)             (c)                     (d)                                 (e)

                                                                       Number of                     Value of Unexercised
                                                                 Securities Underlying                   In-the-Money
                                                                 Unexercised Options at                   Options at
                                                                   December 31, 1999                   December 31, 1999
                             Shares Acquired     Value
Name                           on Exercise      Realized      Exercisable     Unexercisable     Exercisable     Unexercisable
----                         ---------------    --------      -----------     -------------     -----------     -------------
Christopher J. Murphy III        98,490        $2,561,141       363,025          21,417          $4,302,092        $241,635

Wellington D. Jones III           3,752            70,003        62,320           8,289              82,587          93,520

Allen R. Qualey                   1,200            23,950        93,080          13,310             512,422         119,259

Richard Q. Stifel                 1,150            21,587        56,328           5,929             319,491          66,893

Larry E. Lentych                    650            14,760        56,727           4,356             339,452          49,146

                       COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                  AMONG 1ST SOURCE, NASDAQ MARKET INDEX AND PEER GROUP INDEX**

                                           [GRAPH}

                 31-Dec-94   31-Dec-95   31-Dec-96   31-Dec-97   31-Dec-98   31-Dec-99
                 ---------   ---------   ---------   ---------   ---------   ---------
1st Source          100         142         158         260         304         252
NASDAQ Index        100         130         161         197         278         490
Peer Group          100         146         194         332         368         306


* Assumes $100 invested on December 31, 1994, in 1st Source Corporation common stock, NASDAQ market index, and peer group index.

** The peer group is a market-capitalization-weighted stock index of banking companies in Indiana, Illinois, Michigan, Ohio, and Wisconsin.

NOTE:  Total return assumes reinvestment of dividends.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Securities Exchange Act of 1934 requires executive officers and directors to file reports of ownership and changes in ownership of 1st Source Corporation stock with the Securities and Exchange Commission and to furnish 1st Source with copies of all reports filed. Based solely on a review of the copies of such reports furnished to 1st Source and written representations from the executive officers and directors that no other reports were required, 1st Source believes that all filing requirements were complied with during the last fiscal year.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The financial statements of 1st Source are audited annually by independent accountants. For the year ended December 31, 1999, and the ten (10) preceding years, the audit was performed by PricewaterhouseCoopers LLP, South Bend, Indiana. Representatives of the firm of PricewaterhouseCoopers LLP will be available to respond to questions during the Annual Meeting. These representatives have indicated that they do not presently intend to make a statement at the Annual Meeting. 1st Source plans to select its independent accountants for the year ending December 31, 2000 in July 2000.

                         PROPOSALS OF SECURITY HOLDERS

Proposals submitted by security holders for presentation at the next Annual Meeting must be submitted in writing to the Secretary, 1st Source Corporation, on or before November 6, 2000.

                             ADDITIONAL INFORMATION

As to the proposals presented for approval, a plurality of the shares voted is required for approval.

COPIES OF 1ST SOURCE'S MOST RECENT FORM 10-K WILL BE PROVIDED, WITHOUT CHARGE, ON WRITTEN REQUEST TO: TREASURER, 1ST SOURCE CORPORATION, POST OFFICE BOX 1602, SOUTH BEND, INDIANA 46634.

A copy of 1st Source's Annual Report is furnished herewith to Shareholders for the calendar year ended December 31, 1999, containing financial statements for such year. The financial statements and the Report of Independent Accountants are incorporated by reference in this Proxy Statement.

By order of the Board of Directors,


Vincent A. Tamburo
Secretary

Dated March 15, 2000

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Christopher J. Murphy III, Larry E. Lentych and Vincent A. Tamburo and each of them Proxies; to represent the undersigned, with full power of substitution, at the Annual Meeting of Shareholders of 1st Source Corporation to be held on April 18, 2000 and at any and all adjournments thereof.

1. ELECTION OF DIRECTORS.

[ ] FOR all nominees listed below            [ ] WITHHOLD AUTHORITY to vote
    (except as marked to the contrary)           for all nominees listed below.

INSTRUCTION: to withhold authority to vote for any individual nominee, strike a line through or otherwise strike the nominee's name in the list below.

TERM EXPIRES APRIL, 2001:   Paul R. Bowles
TERM EXPIRES APRIL, 2003:   Rev. E. William Beauchamp, CSC    Richard J. Pfeil
                            William P. Johnson                Claire C. Skinner

2.  SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                                                 [1st Source Corporation Logo]
                                                     Post Office Box 1602
                                                     South Bend, Indiana 46634



THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1.

Please sign exactly as shares are registered. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.




                   ------------------------------------------------
                     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                        PROMPTLY USING THE ENCLOSED ENVELOPE.
                   ------------------------------------------------


              -----------------------------------------------------------------
              Signature


              -----------------------------------------------------------------
              Signature if held jointly


              Dated: ----------------------------------------------------, 2000